UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Check the appropriate box:
[ X ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

ADS MEDIA GROUP, INC.
(Name of Registrant as Specified in its Charter)

Filed on Behalf of the Board of Directors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS ADS MEDIA GROUP, INC. 12758 Cimarron Path, Suite B-128 San Antonio, Texas 78249-3426 210-655-6613

Date:	December 27, 2006	Place:	Strasburger & Price, LLP
Time:	10:00 a.m.		300 Convent St., Suite 900
San Antonio, Texas 78205

Matters to be Voted on:

Shareholders who attend the meeting in person or by proxy will be asked to consider and approve the following items:

1. Electing five directors to serve for the ensuing year;

2.          Granting authority to our board of directors to amend our articles of incorporation to effect a reverse stock split in a range of between one share for each five shares to one share for each ten shares of common and preferred stock outstanding immediately prior to the effective date of the reverse split, with the exact ratio of the reverse split to be determined by our board in their discretion at a later date;

3. Approving the 2006 Stock Option and Incentive Plan;

4. Transacting such other business as may properly come before the meeting and any adjournment thereof.

Who May Attend and Vote at the Meeting:

Shareholders of record at the close of business on November 13, 2006, and valid proxy holders may attend and vote at the meeting. If your shares are registered in the name of a brokerage firm or trustee and you plan to attend the meeting, please obtain from the firm or trustee a letter or other evidence of your beneficial ownership of those shares to facilitate your admittance to the meeting.

This meeting notice and proxy statement was first sent to shareholders of ADS Media Group, Inc., on or about November 20, 2006.

By Order of the Board of Directors,

___________________________
Clark R. Doyal, Chief Executive Officer

TABLE OF CONTENTS

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PROXY STATEMENT

To the Shareholders of ADS Media Group, Inc.:

GENERAL INFORMATION ABOUT THE SHAREHOLDERS' MEETING

The only items of business which management intends to present at the meeting are listed in the Notice of Annual Meeting of Shareholders. This proxy statement provides details about the meeting.

The enclosed proxy material relating to ADS Media Group, Inc. ("ADS Media"), from our board of directors is sent to you as the direct or beneficial owner of our common stock, with our sincere request that you give those materials your prompt and thorough consideration. Your vote at the annual meeting is important to us.

The board of directors of ADS Media hereby solicits your proxy (on the enclosed proxy form) for use at our Annual Meeting of Shareholders to be held December 27, 2006, at 10:00 a.m. (local time) at the office of Strasburger & Price, LLP, 300 Convent Street, Suite 900, San Antonio, Texas 78205.

By returning your signed proxy, you authorize management to vote your shares as you indicate on these items of business and to vote your shares in accordance with management's best judgment in response to proposals initiated by others at the meeting.

Our administrative office is located at 12758 Cimarron Path, Suite B-128, San Antonio, Texas 78249-3426. The approximate date on which this proxy statement and proxy will first be sent to the shareholders is November 20, 2006. The costs of this proxy notification will be paid by the company and are estimated to be approximately $3,000. A professional proxy solicitor has not been engaged.

If you are unable to attend this meeting, we request that you return the enclosed proxy form, properly executed, in order that your shares will be represented and voted at the meeting.

Changing or Revoking Your Proxy Vote

You may revoke your signed proxy at any time before it is exercised at the annual meeting. You may do this by advising our secretary in writing of your desire to revoke your proxy, or by submitting a duly executed proxy bearing a later date. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the annual meeting and indicating that you wish to vote in person.

Who May Vote

As of October 26, 2006, 54,403,574 shares of our common stock and 13,616 shares of Series A preferred stock and 166 shares of Series B preferred stock were outstanding. In this proxy statement, all share figures refer to the current number of outstanding shares prior to the proposed reverse stock split unless otherwise specifically indicated. Each common share is entitled to one vote per director in the election of directors and one vote in all other matters to be voted upon at the meeting. Each preferred share is entitled to five votes per director in the election of directors and one vote in all other matters to be voted upon at the meeting. Shareholders of record as of the close of business at 5:00 P.M. on Monday, November 13, 2006, are the only persons entitled to vote at this meeting.

Voting in Person

Although we encourage you to complete and return your proxy to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

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How Your Votes Are Counted

We will hold the annual meeting if holders of more than one-half the outstanding shares are present either in person or by proxy. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the matters listed on the proxy card.

The vote of a plurality of the shares present at the meeting, in person or by proxy, is necessary to elect directors. The vote of a majority of the shares present at the meeting, in person or by proxy, is necessary to adopt all other measures coming before the shareholders.

ABSTAINING IS THE SAME AS VOTING "NO"

If you mark "Abstain" with respect to any proposal on your proxy, your shares will be counted in the number of votes cast. However, a vote to "Abstain" has the same effect as voting no. Management requests that you vote either "For" or "Against" on each proposal to come before the meeting. If a broker or other nominee holding shares for a beneficial owner does not vote on a proposal, the shares will not be counted in the number of votes cast.

A ''broker non-vote'' occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. ''Broker non-votes'' are not counted as votes against the proposal in question or as abstentions, nor are they counted to determine the number of votes present for the particular proposal.

RECENT DEVELOPMENTS

In June and October 2006, we sold a total of 31,405,304 shares of common stock and warrants to purchase an additional 6,281,062 common shares at an exercise price of $.016 per share for a total purchase price of $4,000,000 to two investors (the "2006 investment"). We are using the proceeds of this investment to reduce our accounts payable, invest in program marketing and sales, improve our information technology system, increase our administrative staff, fund the further development of our La Canasta program and add to working capital. The investments were made by Roaring Fork Capital SBIC, LP ("Roaring Fork") and Charter ADS Media, L.P. ("Charter ADS") who are now our two largest shareholders and together own more than 65% of our common stock, including stock they may acquire on the exercise of warrants. See, Security Ownership of Certain Beneficial Owners and Management, page 10.

In connection with the 2006 investment, we also paid an investment fee totaling $225,000 plus reimbursable expenses and issued 1,884,318 shares of our common stock to First Continental Capital, LP, for their services in connection with the sale. In addition, we paid $25,000 to Roaring Fork to reimburse their legal expenses and agreed to reimburse Roaring Fork for additional legal expenses incurred to revised our agreement with them. We also reimbursed Charter ADS $25,000 for their legal expenses.

The original agreement, executed in June 2006 when Roaring Fork made its $2 million investment, was amended and restated in October 2006 when Charter ADS made its $2 million investment. As amended, the 2006 investment agreement contains the following covenants and requirements for our business and operations:

*

We have agreed to hold an annual meeting of shareholders at which we will expand our board of directors to five members and nominate at least three new independent directors who are acceptable to Roaring Fork and Charter ADS. The meeting which is the subject of this proxy statement responds to this requirement.

*

Charter ADS has the right to designate a sixth member to be appointed to the board by the remaining directors within four months of its investment (by February 25, 2007). If Charter ADS elects to designate a board member, it will continue to have the right to designate one board member for so long as it owns at least 10% of our outstanding stock. We do not expect that this board member will be designated, if at all, in time to stand for election or re-election at the 2006 shareholders' meeting, so the first opportunity for shareholders to vote on this board member will be at the 2007 shareholders' meeting.

*	Roaring Fork has the right, until November 30, 2009, to designate one observer to attend meetings of our board and board committees and receive board and committee meeting materials at our expense.

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*

We agreed to submit a proposal to effect a reverse stock split of our capital stock at the next meeting of shareholders, which is also the subject of this proxy statement. The exact ratio of the reverse split is yet to be determined but will be in a range between one for five and one for ten shares of our capital stock outstanding immediately prior to the reverse split. Our directors each delivered irrevocable proxies to Roaring Fork to vote their shares in favor of the reverse stock split. Our directors together with Roaring Fork own enough shares of stock to assure the adoption of the reverse stock split at the meeting.

*	We agreed to obtain key man life insurance policies on our two key executives, Mr. Doyal and Mr. Schell, for $2,000,000 each and to maintain the policies in existence until at least November 30, 2008.

*

We granted the investors under the 2006 investment agreement a right of first refusal on all future sales of equity securities prior to November 30, 2008, pro rata according to their proportionate ownership of our equity.

*

We agreed not to declare or pay any dividends or distributions on our capital stock prior to November 30, 2008, without the approval of holders of a majority of the stock bought pursuant to the 2006 investment agreement.

*

We agreed not to issue, to employees or consultants, additional shares of stock or options pursuant to our employee stock option plan in excess of 40% of the shares of common stock outstanding immediately after the final closing of the offering (21,788,994 option shares) prior to November 30, 2008, without the consent of any purchaser of the 2006 investment who, at the time of the issuance, owns at least 10% of our fully diluted common stock. We agreed to issue options to purchase 80% of that authorized option pool (17,431,194 shares) to our two key employees and to reserve the remaining 20% of the option pool (4,357,799 shares) to our remaining employees and consultants.

*

We agreed not to issue any equity security, including debt securities convertible into equity, with rights or preferences senior to our common stock without the approval of holders of a majority of the stock bought pursuant to the 2006 investment agreement prior to November 30, 2008.

*

We agreed to file one or more registration statements with the SEC to register the securities we sold under the 2006 investment agreement. The investment agreement also provides the 2006 investors with "piggyback" rights to participate in any future registrations we may file to sell our shares.

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Roaring Fork is a small business investment company, and in connection with their investment we entered into a Small Business Administration Compliance Agreement which requires us to use the proceeds of the 2006 investment and otherwise conduct our business in accord with regulations adopted by the SBA for operations of small businesses. We believe that the SBA regulations place no material constraints on us which would require us to alter our existing business plan.

In preparation for the 2006 investment, we also issued options to purchase 5,301,681 shares of common stock at $0.13 per share to certain of our key employees in settlement of claims for compensation which was deferred in fiscal years 2003 through 2006. We also issued 1,832,975 shares to creditors in settlement of outstanding indebtedness of $201,627.

We believe that the 2006 investment will enable us to hire necessary accounting and management personnel and to greatly expand our marketing program.

ITEMS OF BUSINESS

Proposal 1: ELECTION OF DIRECTORS

The Board of Directors recommends that you vote in favor of each of the five nominees for director. No other nominations for director have been received.

 The board of directors currently consists of four (4) members. The board of directors has voted to expand the board to five (5) members to be elected at the shareholders' meeting. Each director serves for a term of one (1) year. All five board members will be elected or re-elected at the meeting. We agreed to expand the board to five members as

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a condition of the 2006 investment agreement. That agreement also requires that at least three of the directors to be elected be independent, and that each of the independent directors be acceptable to Roaring Fork and Charter ADS. Roaring Fork and Charter ADS have indicated that the independent director nominees are acceptable.

Three of the currently serving directors have been nominated for re-election, including two of our executive officers and one independent director. The other two nominees, if elected, will be new to our board. The fourth currently serving director, Bryan Forman, has declined to stand for re-election by mutual agreement. The remaining current directors wish to thank Mr. Forman for his loyal service on the board since 2003.

Voting

The five nominees receiving the highest number of votes will be elected. Proxies solicited by the board of directors will be voted in favor of each nominee unless shareholders specify otherwise in their proxies. Should any of the nominees become unavailable at the time of the meeting to accept nomination or election as a director, the proxy holders named in the enclosed proxy will vote for substitute nominees at their discretion. Votes withheld for a nominee will not be counted. No cumulative voting for directors is allowed.

Nominees for the Board of Directors

Each nominee for director was unanimously nominated by the board of directors, including both of the independent directors. We determine whether a director is considered independent according to the rules of the NASDAQ Stock Market.

The following pages describe the nominees for director, including their principal occupations for the past five years, age, length of service as a Company director, attendance at board meetings, compensation, transactions with the Company and ownership of our stock. None of our directors are members of the board of directors of any other company registered under the Securities Exchange Act of 1934. Each nominee has agreed to be named in this proxy statement and to serve as a director if elected. The ages listed are as of August 1, 2006.

Name	Age	Director Since	Position Held

Clark R. "Dub" Doyal	58	2003	Chairman, Chief Executive Officer, President and Director, Chairman and Chief Executive Officer of subsidiary ADS
James D. "Jim" Schell	47	2003	Vice President, Secretary, Treasurer and Director, President of subsidiary ADS
Gary J. Davis, Director	52	2001	Director
James C. Mickey	50	-	Nominee
Bryceon J. Sumner, Jr.	50	-	Nominee

Nominee Profiles

Clark R. "Dub" Doyal is the Chairman, Chief Executive Officer, President and a director of ADS Media Group.  Mr. Doyal is also the Chairman and Chief Executive Officer of Alternative Delivery Solutions, Inc.  Mr. Doyal has over 30 years experience in printing and direct marketing, having owned and built a number of successful companies during his career that provided marketing services. In 1981, Mr. Doyal started a business called Clear Visions Printing and Mailing, to compete with almost 140 other printers in San Antonio.  In 1995, Mr. Doyal sold Clear Visions to Consolidated Graphics, after taking the company to the number one spot in San Antonio. Since then, Mr. Doyal has built and sold his interest in a couple of companies in the alternate delivery industry, including one in Mexico City called Quicklink, SA, which provided door distribution to over 600,000 households on a weekly basis.  In late 1998, Mr. Doyal formed Delivery and Communications, Inc., a local and regional supplier of door delivery services, and sold his interest in that company prior to forming ADS in 2001 to specifically serve the growing demand for national door direct delivery.  Mr. Doyal attended Louisiana State University.

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James D. "Jim" Schell is Vice President, Secretary, Treasurer and a director of ADS Media.  He is also President of its operating subsidiary, ADS, and was recruited to lead the effort to build national client relationships, along with providing marketing support specific to ADS's product development and marketing strategy. He joined ADS in November 2001. For the 20 years before his move to ADS, Mr. Schell worked for SBC Communications, Inc., focusing on development and implementation of numerous regional and national product initiatives. He also spent 8 years managing regional sales operations for Southwestern Bell Yellow Pages. Mr. Schell received his B.B.A. in Marketing from Texas Tech University.

Gary J. Davis is a director of ADS Media.  Mr. Davis is the President of First Advisors, Inc., of Austin, Texas, which is involved in business consulting and private capital investment in start-up and early stage companies.  Mr. Davis founded First Advisors, Inc., in 1996.  Mr. Davis has spent a major portion of his career over the past 33 years in a wide range of capital raising endeavors, including debt and equity for real estate ventures and private equity capital for business ventures. Additionally, Mr. Davis continues to be an active real estate investor in projects throughout Texas. Mr. Davis previously was the chairman, president and CEO of the predecessor of ADS Media, National Health and Safety Corporation from February 9, 2001, to January 30, 2003, and has served on the board of directors of National Health and Safety Corporation and ADS Media from 2001 to the present. He is an independent member of our board of directors.

James S. Mickey is a nominee for director of ADS Media. He has more than 25 years' experience in sales and management within the telecommunications industry. In 2006 he became senior vice president of sales and marketing for Movida Communications in San Antonio, Texas. From 1996 through 2005 he served in sales management positions for Sprint Communications, including National Vice President for Sprint Retail Stores and Operations (2004 - 2005), Region President, Southwest and Southeast Regions (2000 - 2003) and Area Vice President for Sprint PCS (1996 - 2000). Prior to joining Sprint, he served in sales and management positions at AT&T and Southwestern Bell from 1979 through 1996. He holds a BBA in Marketing / Management from the University of Texas at San Antonio. If elected, he will be an independent member of our board of directors.

Bryceon Sumner is a nominee for director of ADS Media. He currently is an independent business consultant. In 2005 and 2006, Mr. Sumner served as chief executive officer of Jensen Family Office, a private equity group in Dallas, Texas, with more than $500 million in assets under management. While serving as CEO of Jensen Family Office, Mr. Sumner assisted its owner, Ron Jensen, and later Mr. Jensen's estate, by also serving as CEO of Integrated Disability Resources, Inc. ("IDR"), a third party administrator owned by the Jensen family interests, and in filing voluntary bankruptcy proceedings for IDR in early 2006. In the bankruptcy case, Mr. Sumner negotiated the sale of the valuable assets of IDR to an independent third party. The remaining assets and liabilities of IDR are in the process of being liquidated in the bankruptcy proceeding. From 1998 through 2005, Mr. Sumner served as chief financial officer of Rapp Collins Worldwide LP, Dallas, Texas, a subsidiary of Omnicom (NYSE). From 1996 to 1998, Mr. Sumner served as chief financial officer of Processors LTD, now Processors USF, a reverse logistics company. Mr. Sumner is a certified public accountant. He holds a BBA in accounting from the University of Georgia and a Masters degree in professional accounting from the University of Texas at Austin. If elected, he will be an independent member of the board of directors.

We Do Not Have Standing Board Committees

Because of our small size and lack of resources, up until now we have not had standing committees of the board. We do not have a separate nominating committee, audit committee or compensation committee. We believe that with only two independent directors, it would not be productive or cost efficient to staff separate committees of the board. Instead, all decisions have been made by the board as a whole, with the two independent directors acting separately when it appeared appropriate.

With the improvement of our revenues and operating results over the past year and the investment of $4 million in 2006, we believe that we have resources to expand our independent director and committee functions. At the shareholders' meeting to which this proxy statement relates, we will increase the number of independent directors from two to three. We hope to address the creation of separate committees of the board of directors for at least some functions, such as the audit committee function, in the coming year after the shareholders' meeting.

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Nominations to the Board. Nominations for election to the board have been made unanimously by the full board, including the two independent board members. We do not have a nominating committee charter. We have not had formal policies with regard to the qualifications for nominees or receipt and consideration of recommendations for nominee from shareholders, and we do not have a formal evaluation process for candidates. Rather, the executive officers have been assigned to locate the most qualified candidates willing to serve. In addition, our largest shareholders, Roaring Fork and Charter ADS, have the right to approve potential nominees for independent director positions pursuant to the 2006 investment agreement. We have received no shareholder recommendations for nominee for the board of directors.

Audit Functions. We do not have a separate audit committee, again because of our small size and limited resources. The full board of directors has overseen our audit function. We do not have an audit committee charter. We also do not have an audit committee financial expert.

Attendance at Board Meetings in 2005

In 2005 we had one board meeting, which was attended by all of our directors.

Shareholder Communications

We do not have a formal process for security holders to send communications to the board of directors, again because of our small size and limited resources. We have only four board members, two of which are executive officers. Our management has expressed its intention to promptly provide copies of any communications addressed to the board to all four board members. Shareholders are welcome to send any communications addressed to the directors to our board of directors, care of our principal office. Shareholder communications are another area that we hope to address during the coming year assuming our resources continue to expand.

Executive Compensation

The following table summarizes the compensation of the Chief Executive Officer and the other most highly compensated executive officer of ADS Media and its subsidiaries during the past year (the "Named Executive Officers").

Summary Compensation Table

Name	Year	Salary (1)	Bonus	Other Annual Compensation

Clark R. "Dub" Doyal,	2005	$289,169	-0-	-0-
Chief Executive Officer	2004	167,426	-0-	-0-
	2003	222,523	-0-	-0-

James D. (Jim) Schell,	2005	$250,769	-0-	-0-
Vice President, Secretary,	2004	167,278	-0-	-0-
Treasurer	2003	172,095	-0-	-0-

(1)

Includes $130,669, $67,995, and $110,831 in salary voluntarily deferred in 2005, 2004, and 2003, respectively, by Mr. Doyal. Also includes $62,769, $77,847, and $80,710 in salary voluntarily deferred in 2005, 2004, and 2003, respectively, by Mr. Schell. In June 2006, the Company issued options to purchase 2,922,364 shares of common stock at $0.13 per share to Mr. Doyal and options to purchase 1,968,076 shares of common stock at $0.13 per share to Mr. Schell in lieu of all compensation deferred in years 2003 through 2006, and the deferred compensation obligations were canceled.

Option/SAR Grants in Last Fiscal Year. There were no stock appreciation rights ("SAR") grants made to any Named Executive Officers during the year ended December 31, 2005.

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Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values. The following table shows the number of options exercised during 2005 and options held at December 31, 2005, by the Named Executive Officers. No SARs have been granted.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options/SARs at FY-End ($) Exercisable/ Unexercisable
James D. (Jim) Schell	0	$0	155,556 / 0	$0 / $0

Compensation of Directors. No compensation was paid to any director in 2005 in connection with their board service. ADS Media does reimburse its directors for reasonable expenses associated with attending board or committee meetings.

Employment Agreements. Immediately prior to the 2006 investment, we entered into new employment agreements with Mr. Doyal and Mr. Schell, our two principal executives. The employment agreements for each executive are for three year terms ending in June 2009. They call for annual base salaries for each executive of $200,000 for the year ending June 2007, $220,000 for the year ending June 2008, and $242,000 for the year ending June 2009. The agreements provide for payment of annual performance bonuses if the Company achieves objective goals to be established by the board's compensation committee (to be established). The agreements contain covenants regarding non-competition and confidentiality of Company trade secrets.

Settlement of Past Employment Claims. From 2003 to May 2006, Mr. Doyal, Mr. Schell and three other employees deferred payment of more than $900,000 of salary compensation. The Company was unable to make timely payment of these employment claims, and the forbearance of these employees provided needed breathing room for the Company when it experienced operating losses and cash flow deficiencies.

As part of negotiations for the 2006 investment, four of these employees agreed to accept stock options in lieu of payment of the past salary claims. In June 2006, immediately prior to the 2006 investment, we granted options to these four employees to purchase 5,301,682 shares of common stock at $0.13 per share. The exercise price per share was higher than the closing quotation price for our common stock in the pink sheets on the date of the option grant. These options included options for 2,922,364 shares granted to Mr. Doyal and for 1,968,076 share granted to Mr. Schell. The remaining employee with deferred claims was paid cash in settlement of his compensation claim.

Certain Transactions

As described in the preceding paragraph, in June 2006 we issued options to purchase 5,301,681 shares of common stock at $0.13 per shares to certain of our key employees in settlement of claims for compensation which had been deferred from 2003 to 2006.

On eight separate occasions in 2005, ADS Media issued a total of 145,846 shares of common stock to a consultant's partnership, in which two 5% shareholders were partners, in exchange for professional services totaling $18,960. The dates, amounts, and stock prices for these shares are as follows.

Date	Number of Shares	Price per Share
March 2005	16,377	$0.13
April 2005	15,485	$0.13
May 2005	14,723	$0.13
May 2005	3,938	$0.13
June 2005	19,415	$0.13
June 2005	34,146	$0.13
July 2005	31,175	$0.13
July 2005	10,587	$0.13

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During the years ended December 31, 2005 and 2004, ADS Media purchased $0 and $2,740, respectively, in goods and services from Laser Dimensions, Inc., a company in which two of the officers of ADS Media own a non-controlling interest. As of both December 31, 2005 and 2004, ADS Media owed Laser Dimensions $0.

In 2004, ADS Media issued a short-term note payable for $18,667 to an officer of the company. In connection with obtaining this short-term debt financing, ADS Media also issued the officer warrants to purchase up to 155,556 shares of common stock at an exercise price of $0.12 per share. ADS Media repaid the principal and interest in full on this note in 2004.

In 2004, ADS Media issued a short-term note payable for $60,000 to a 5% shareholder of the company. In connection with obtaining this short-term debt financing, ADS Media also issued the shareholder warrants to purchase up to 500,000 shares of common stock at an exercise price of $0.12 per share. ADS Media repaid the principal and interest in full on this note in 2004.

In 2004, the Company issued a note payable for $20,000 to an officer of the company. This note has been repaid in full.

Security Ownership of Certain Beneficial Owners and Management

Common Stock

On October 26, 2006, 54,403,574 shares of our common stock were outstanding. The following table contains information regarding the ownership of our common stock as of September 30, 2006, by:

i)	each person who is known by us to own beneficially more than 5% of the outstanding shares of each class of equity securities;

ii)	each of our directors, nominees for director and executive officers; and

iii)

all directors, nominees for director and officers as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified in the table possesses sole voting and investment power with respect to its or his shares. The holdings reported are based on reports filed with the Securities and Exchange Commission and the Company by the officers, directors and 5% shareholders pursuant to Section 16 of the Securities Exchange Act of 1934.

Name	Common Stock Owned	Percentage (1)

Roaring Fork Capital SBIC, LP (2)	18,843,183	32.75%

Charter ADS Media, L.P. (3)	18,843,183	32.75%

Bryan T. Forman, Director (4), (5)	3,182,907	5.78%

Clark R. Doyal, Director (6)	9,684,021	16.37%

James D. Schell, Director (7)	5,668,791	9.71%

Gary Davis, Director (4), (8)	2,931,387	5.38%

James S. Mickey, Director Nominee (9)	-	-

Bryceon J. Sumner, Jr., Director Nominee (10)	-	-

All executive officers, directors and nominees for director as a group (6 persons) (11)	19,564,568	30.64%

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(1)

Under SEC rules, we calculate the percentage ownership of each person who owns exercisable options by (1) adding the number of exercisable options owned by that person to the number of outstanding shares owned by that person, and (2) dividing that sum by the number of total shares outstanding plus the number of exercisable options owned by that person.

(2)	Includes warrants to purchase 3,140,531 shares. Roaring Fork's business address is 5350 S. Roslyn Street, Suite 380, Greenwood Village, Colorado 80111.

(3)	Includes warrants to purchase 3,140,531 shares. Charter ADS's business address is 1845 Woodall Rodgers Freeway, Suite 1700, Dallas, Texas 75201.

(4)

Mr. Davis and Mr. Forman are the President and Managing Member, respectively, of two co-general partners of ADS Equity Partners, L.P. ("ADS Equity"), which owns 1,902,538 shares of ADS Media common stock. Because they have joint power to vote the shares owned by ADS Equity, each of them may be deemed to be beneficial owner of all the common stock owned by ADS Equity pursuant to Rule 13d-3 promulgated under the Securities and Exchange Act of 1934, as amended. Accordingly, the 1,902,538 shares of ADS Media that ADS Equity owns are included in the number of shares both Mr. Davis and Mr. Forman own and in the number of shares owned by all officers and directors as a group.

(5)

Includes 617,332 shares issuable on the exercise of warrants. Mr. Forman's business address is 117 E. Houston Street, Tyler, Texas 75702. Mr. Forman is a current director who is not standing for re-election to the board. His shares are included in the total number of shares owned by directors and nominees for director.

(6)	Includes options to purchase 4,768,996 shares. Mr. Doyal's business address is 12758 Cimarron Path, Suite B-128, San Antonio, Texas 78249-3426.

(7)	Includes options to purchase 3,814,708 shares and a warrant to purchase 155,556 shares. Mr. Schell's business address is 12758 Cimaron Path, Suite B-128, San Antonio, Texas 78249-3426.

(8)

Includes 90,000 shares issuable on the exercise of options, 590,571 shares held by partnerships in which Mr. Davis is a partner, and 264,278 shares held by a corporation of which Mr. Davis is the sole shareholder. Mr. Davis' business address is 3811 Bee Cave Road, Suite 210, Austin, Texas 78746.

(9)	Mr. Mickey's address is 13615 Wellcrest, San Antonio, Texas 78232.

(10)	Mr. Sumner's business address is 4807 Alta Vista Lane, Dallas, Texas 75229.

(11)

Includes the shares owned by all existing executive officers, directors and nominees for director. Mr. Forman is not standing for re-election to the board. Excluding shares owned by him, the total number of shares owned by directors and nominees standing for election to the board is 18,284,199 (28.92%).

Preferred Stock

Holders of each series of convertible preferred stock have voting rights equal to the number of shares into which they are convertible. On October 26, 2006, there were 13,616 shares of Series A and 166 shares of Series B convertible preferred stock outstanding. The shares of each series of preferred shares are convertible into shares of our common stock at the option of the security holder, at the rate of five shares of common stock for each share of preferred stock. The preferred stock is not registered under the Securities Exchange Act of 1934, and no market exists for the preferred stock. The total number of shares of common stock issuable on conversion of all outstanding shares of preferred stock equals less than 1% of our outstanding common stock. To our knowledge, none of the preferred shareholders would own more than 5% of our common stock, if their preferred shares were converted to common shares.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required by the Securities and Exchange Commission regulations to provide us with copies of all Section 16(a) forms that they file.

Based solely upon a review of the copies of the forms furnished to the Company, or representations from certain reporting persons that no reports were required, the Company believes that no persons failed to file required reports on a timely basis during or in respect of 2005.

The directors will be elected by a plurality vote with the nominees receiving the five highest vote totals being elected.

Proposal 2: REVERSE STOCK SPLIT

The board of directors recommends a vote FOR the adoption of an amendment to the articles of incorporation, effecting a reverse stock split.

The board of directors asks the shareholders to grant the board authority to effect a reverse stock split of the presently outstanding shares of common and preferred stock in a ratio of between one for five and one for ten shares of currently outstanding stock. The Company agreed to recommend adoption of the proposed reverse split as part of the 2006 investment agreement. The final ratio will be determined by the board at their discretion.

If approved, the board expects that it will effect the reverse split as soon as practicable after the shareholders' meeting. The final ratio of the reverse split, which must be between 1-for-5 and 1-for-10 shares, will be determined by the board at the ratio at which they believe will produce an optimal price after the split, with a large enough public float to facilitate trading of our common stock in the public market. The trading price and volume of the stock at about the time of the shareholders' meeting will be factored into consideration in deciding what the final ratio should be. Setting the reverse split ratio will be an inexact and subjective decision which the board will make using its business judgment of what would be best for ADS Media and its shareholders.

New common shares will be issued to shareholders in exchange for their old common shares in the ratio determined by the board. Similarly, new series A and series B preferred shares will be issued to preferred shareholders in exchange for their old series A and series B preferred shares in the same ratio as that determined for the common stock.

The exercise price and shares issuable upon exercise of all outstanding warrants and options will otherwise be adjusted to account for the reverse stock split.

If the shareholders approve the reverse stock split, the reverse split will become effective on the date that the articles of amendment are filed with the Utah Secretary of State, as soon as practicable after the shareholders' meeting. The form of the proposed amendment to the articles of incorporation is attached to this proxy statement as Exhibit A.

We currently have approximately 54.4 million shares outstanding, and we have reserved approximately 14.6 million shares for issuance on exercise of outstanding options and warrants. The following table shows the approximate number of shares we would have outstanding, reserved for issuance on exercise of options and warrants and additional authorized but unissued shares if we effected a 1-for-5, 1-for-7.5 or 1-for-10 reverse split:

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	Pro forma (millions of shares)
	Outstanding	Issuable on exercise of options and warrants	Authorized, unissued and unreserved
1-for-5	10.88	2.92	86.20
1-for-7.5	7.25	1.95	90.80
1-for-10	5.44	1.46	93.10

The board of directors could approve the sale and issuance of the authorized, unissued and unreserved shares without any additional approval from shareholders. However, the 2006 investment agreement provides that, prior to November 30, 2008, any additional offering of shares must be preceded by an offer to Roaring Fork and Charter ADS to permit them to purchase a percentage of the securities being offered equal to their pro rata portion of their ownership interest in the Company at the time of the offering. In addition, the 2006 investment agreement requires the consent of holders of a majority of the stock purchased in the 2006 investment in order to issue equity securities, including debt convertible into equity securities, senior to the common stock for two years after the 2006 investment.

Reason for Reverse Split

Our currently outstanding common shares are traded in the Pink Sheets Electronic Quotation System under the symbol "ADSM." The market for our stock is very thin, and on most days no trades are reported at all. The closing bid price of our currently outstanding shares was quoted on the Pink Sheets at $0.17 per share on October 20, 2006, but only 1,200 shares traded that day. From January 1, 2006, to October 20, 2006, the high and low bid prices per share were $0.40 and $0.06, and on only 10 days during that period did more than 10,000 shares trade. We believe that it is in the best interest of our company and our shareholders to consolidate the number of authorized, issued, and outstanding shares and thereby raise the book value per share, in hopes of creating an active trading market and increasing the price per share of our stock.

Based on the typical effect that reverse stock splits have had on prices of securities of other corporations, we believe that the reduction of the number of outstanding shares and the corresponding increase in book value per share that will be effected by the proposed reverse stock split may cause the trading range of our common stock to increase. We cannot be sure that approval of the reverse stock split will in fact have a favorable effect on price.

If a reverse stock split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, be based on our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

Because of the reduction in number of shares outstanding after the reverse split, we will have a smaller public float, and the trading liquidity may not necessarily improve.

The main reason for the reverse split is to improve our capital structure in order to increase the likelihood of developing an active trading market for our shares. Regardless of whether the price of our stock increases after approval of the reverse stock split, we believe that the effect of reducing the total number of outstanding shares will be favorable because it will increase the book value per share of our shares.

The 2006 investment agreement requires us to propose the reverse stock split, and in connection with that agreement all four of our directors gave Roaring Fork irrevocable proxies to vote the directors' shares in favor of the split. Assuming that Roaring Fork also votes in favor of the reverse split, the directors and Roaring Fork have enough shares to assure its adoption by our shareholders.

Modification of Rights of Security Holders as a Result of the Reverse Stock Split

If the reverse stock split is approved at the shareholders meeting, each old share will automatically be reclassified as and changed into the appropriate new shares at the ratio determined by the board. Upon receipt by the secretary or transfer agent of a certificate or certificates representing old shares outstanding when the reverse stock split is adopted, the secretary or transfer agent shall cancel such surrendered certificate or certificates on the books of the

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Company and issue to the holder a new share certificate or certificates at the ratio determined by the board for each share of currently outstanding old stock so surrendered. No other rights or preferences of the common or preferred stock will change as a result of the reverse stock split.

No fractional shares of new stock or script certificates will be issued as a result of the reverse stock split. If the conversion of any shares of old stock results in a fraction, the number of shares to be issued to that shareholder will be rounded up to the nearest whole share.

Shareholders who wish to have certificates for the new stock issued in their name may receive them without charge. If shareholders wish to have certificates for new stock issued in the name someone other than the name in which the old stock is held, they may be required to pay any transfer tax payable on the transfer of the shares. The transfer agent may require the transfer tax to be paid in the amount of such tax or shall have established to our satisfaction that such tax has been paid.

Upon the conversion of shares of old stock under the reverse stock split, the shares of old stock surrendered pursuant to the conversion shall be canceled and not again reissued.

No dividends are in arrears or default as to any old shares to be converted to new shares in the proposed reverse stock split.

Capitalization

The following table indicates our capitalization as of June 30, 2006, and pro forma after giving effect to the proposed reverse stock split at ratios of 1-for-5, 1-for-7.5 and 1-for-10. Because it is based on capitalization on June 30, 2006, it does not take into account the $2 million investment by Charter ADS.

	June 30, 2006	Pro forma (Unaudited) as of 6/30/2006 after giving effect to reverse stock split:
	(Unaudited)	1-for-5	1-for-7.5	1-for-10

TOTAL LIABILITIES	$ 592,941	$ 592,941	$ 592,941	$ 592,941

SHAREHOLDERS' EQUITY (DEFICIT)
Preferred stock series A, $0.001 par value, 40,000 shares authorized; 13,616 and 1,362 shares issued and outstanding, respectively	14	3	2	1
Preferred stock series B, $0.001 par value, 6,000 shares authorized; 166 and 17 shares issued and outstanding, respectively	-	-	-	-
Common stock, $0.001 par value, 100,000,000 shares authorized; 37,758,763, 7,551,753, 5,034,502 and 3,775,876 shares issued and outstanding, respectively	37,759	7,552	5,035	3,776
Additional paid-in capital	4,798,724	4,798,724	4,798,724	4,798,724
Accumulated deficit	(2,330,587)	(2,300,369)	(2,297,851)	(2,296,591)

Total shareholders' equity (deficit)	2,505,910	2,505,910	2,505,910	2,505,910

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$3,098,751	$3,098,751	$3,098,751	$3,098,751

Book value per common share	$ 0.066	$ 0.326	$ 0.490	$ 0.653

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Transfer Agent

Our transfer agent is Interwest Transfer Company, 1981 East Murray Holladay Road, Suite 100, Salt Lake City, Utah 84117 (telephone 801-272-9294). If a reverse stock split is implemented, our transfer agent will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

A majority of the shares represented and entitled to vote at the meeting is required to approve the reverse stock split.

Proposal 3: Approval of the 2006 Stock Option and Incentive Plan

The board of directors recommends a vote FOR the 2006 Stock Option & Incentive Plan.

On June 15, 2006, our board of directors approved the 2006 Stock Option & Incentive Plan (the "Plan"). We seek (i) to attract and retain highly qualified personnel who will contribute to our success by their ability, ingenuity and industry and (ii) to provide incentives to the participating officers, employees, directors, consultants, and advisors that are linked directly to increases in stockholder value and inures to the benefit of all or our stockholders.

Our board of directors or a committee thereof (the "Administrator") will determine which eligible persons will be granted stock awards of any type. The Plan is unfunded. The Administrator may cancel or re-price any rights under the Plan. The stock awards do not constitute a right to employment or a right to continued employment. The Plan will be effective on the date the shareholders approve it and will terminate ten years after the date the Plan is adopted by the board of directors, unless terminated sooner. The following summarizes the important points of the Plan but is no substitute for a thorough reading of it. A copy of the Plan is attached to this Proxy Statement as Exhibit B.

Shares Subject to the Plan

The stock subject to the Plan may be unissued common stock or reacquired common stock, bought on the market or otherwise. The aggregate stock that may be issued pursuant to any type of stock award shall not exceed 21,788,992 shares (54% of the fully diluted, currently issued and outstanding shares). However, the 2006 investment agreement provides that, prior to November 30, 2008, we may not issue more 40% of the fully diluted shares issued and outstanding at the close of the Roaring Fork offering without the consent of a holders of a majority of the shares sold under the 2006 investment agreement. If no additional shares are sold under the 2006 investment agreement, the maximum number of shares that can be issued under the Plan without Roaring Fork approval is 15,184,700. This limitation lapses if our common shares trade on a national securities exchange at a price above $0.50 (subject to adjustment for the reverse stock split) for period of 30 consecutive Trading Days during which the average trading volume exceeds 200,000 shares, subject to adjustment for the reverse stock split but in no event less than 50,000 shares daily. If an award expires or otherwise terminates without having been exercised in full, the stock not acquired under such the award shall revert to and again become available for issuance under the Plan.

Eligibility

Stock options may be granted to our officers (including officers who are also directors), directors, employees, and consultants. Participants under the Plan shall be selected from time to time by the Administrator, in its sole

15

discretion, from among the eligible employees, consultants and advisors, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award. The Administrator may accelerate the exercise period for any awards, may adjust the awards if any change is made to our common stock, and may amend the Plan.

Options

Any stock option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of stock option awards need not be the same with respect to each optionee. We will enter into an option agreement with any eligible person, which will set forth the terms and conditions of the options granted.

The stock options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Administrator shall have the authority to grant any combination of both types of stock options. To the extent that any stock option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently under this agreement.

All options shall be subject to the following conditions:

(1) No option shall be exercisable after the expiration of ten (10) years from the date granted.

(2)      The option price per share of stock purchasable under a stock option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted.

(3) No stock option shall be transferable by the optionee, and all stock options shall be exercisable, during the optionee's lifetime only by the optionee.

(4)      Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any stock option shall be exercisable only in installments, and the Administrator may waive any installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion.

(5)      The purchase price of stock acquired pursuant to an option shall be paid in cash at the time the option is exercised, by delivery to us of other shares of our common stock, by a deferred payment or other arrangement acceptable to Administrator, or in any other form of legal consideration that may be acceptable to the Administrator.

(6)      If an optionee's employment with or service as a director of or consultant or advisor to the Company terminates by reason of death, disability, or for any other reason; the stock option may thereafter be exercised within twelve (12) months after termination or to the extent provided in the applicable subscription or award agreement, or as otherwise determined by the Administrator.

(7)      The option may include a provision whereby the optionee may elect at any time while an employee, director or consultant to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option. Any unvested shares so purchased may be subject to a repurchase right in our favor or to any other restriction we determine to be appropriate.

(8)      The Administrator has the authority to include as part of any option agreement a provision entitling the optionee to a further option in the event the optionee exercises the option by surrendering other shares of common stock in accordance with the Plan and the terms and conditions of the option agreement. Any such further options shall be for the same number of shares as the original option, shall the same expiration date as the original option, shall have the same exercise price as the original option, and shall have the same vesting schedule as the original option.

(9)      To the extent that the aggregate fair market value (determined as of the date the Incentive Stock Option is granted) of shares of stock with respect to which Incentive Stock Options granted to an optionee under the Plan and

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all other option plans become exercisable for the first time by the optionee during any calendar year exceeds $100,000, such stock options shall be treated as Non-Qualified Stock Options.

(10)      No person shall be eligible for the grant of an Incentive Stock Option if at the time of grant, such person owns or is deemed to own more than ten percent (10%) of the total combined voting power of all classes of our stock or the stock of our affiliates.

Stock Bonuses and Purchases of Restricted Stock

Any stock bonuses granted or restricted stock purchases allowed under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of these awards need not be the same with respect to each optionee. We will enter into a restricted stock purchase agreement with any eligible person, which will set forth the terms and conditions of the award. All stock bonuses and restricted stock purchases shall be subject to the following conditions:

(1)      The purchase price under each restricted stock purchase agreement shall be such amount as the Administrator shall determine and designate in such agreement, but in no event shall the purchase price be less than the fair market value of the stock on the date such award is made. Eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to us or for our benefit.

(2) Stock bonus or restricted stock purchase agreements shall be transferable only by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order.

(3)      The purchase price of stock acquired pursuant to stock bonus or restricted stock purchase agreements shall be paid in cash at the time of purchase, by a deferred payment or other arrangement acceptable to Administrator, or in any other form of legal consideration that may be acceptable to the Administrator.

(4) We may require the recipient of shares sold or awarded under the Plan to grant us the option to repurchase the shares in accordance with a vesting schedule to be determined by the Administrator.

(5)      If an eligible participant's employment with or service as a employee, director, or consultant terminates, we may repurchase or otherwise reacquire any or all of the shares of stock held by such employee, director or consultant which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement.

Stock Appreciation Rights

Any stock appreciation rights granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of stock appreciation rights awards need not be the same with respect to each optionee. We will enter into a stock appreciation rights agreement with any eligible person, which will set forth the terms and conditions of the stock appreciation rights granted. The holder of any stock appreciation rights must notify us in writing of any exercise of the rights.

The Plan authorizes three types of stock appreciation rights:

Tandem Stock Appreciation Rights. Tandem stock appreciation rights may be granted appurtenant to an option, and are subject to the same terms and conditions applicable to the particular option grant to which it pertains. The appreciation distribution payable on the exercised tandem right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the option surrender) in an amount up to the excess of (A) the fair market value (on the date of the option surrender) of the number of shares of stock covered by that portion of the surrendered option in which the optionee is vested over (B) the aggregate exercise price payable for such vested shares.

Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights will be granted appurtenant to an option and may apply to all or any portion of the shares of stock subject to the underlying option and are subject to

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the same terms and conditions applicable to the particular option grant to which it pertains. A concurrent stock appreciation right shall be exercised automatically at the same time the underlying option is exercised with respect to the particular shares of stock to which the concurrent stock appreciation right pertains. The appreciation distribution payable on an exercised concurrent stock appreciation right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the concurrent stock appreciation right) in an amount equal to such portion as shall be determined by the Administrator at the time of the grant of the excess of (A) the aggregate fair market value (on the date of the exercise of the concurrent stock appreciation right) of the vested shares of stock purchased under the underlying option which have concurrent stock appreciation rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

Independent Stock Appreciation Rights. Independent stock appreciation rights will be granted independently of any Option and are subject to the same terms and conditions applicable to Non-Satutory Stock Options. The appreciation distribution payable on the exercised independent stock appreciation right shall be not greater than an amount equal to the excess of (A) the aggregate fair market value (on the date of the exercise of the independent stock appreciation right) of a number of our shares equal to the number of share equivalents in which the holder is vested under such independent stock appreciation right, and with respect to which the holder is exercising the independent stock appreciation right on such date, over (B) the aggregate fair market value (on the date of the grant of the independent stock appreciation right) of such number of shares of our stock. The appreciation distribution payable on the exercised independent stock appreciation right shall be in cash or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the independent stock appreciation right.

Federal Income Tax Consequences

The following is a general discussion of the principal tax considerations for both ADS Media and the recipients of the various awards under the Plan, and is based upon the tax laws and regulations of the United States existing as of the date hereof, all of which are subject to modification at any time. The following discussion is intended for general information only. The tax consequences described below are subject to the limitations of Section 162(m) of the Internal Revenue Code (the "Code"), as discussed in further detail below. Alternative minimum tax and other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

Options

Consequences to Employees: Incentive Stock Options. No income is recognized for federal income tax purposes by an optionee at the time an incentive stock option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an incentive stock option. If the optionee makes no disposition of the common stock received upon exercise within two years from the date such option was granted or one year from the date the option is exercised, the optionee will recognize capital gain or loss when he or she disposes of the common stock depending on the length of the holding period. This gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the common stock at the time of disposition. The exercise of an incentive stock option will give rise to an item of adjustment that may result in alternative minimum tax liability for the optionee.

If the optionee disposes of the common stock acquired upon exercise of an incentive stock option within two years after being granted the option or within one year after acquiring the common stock, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent that (1) the lesser of (a) the fair market value of the shares on the date the incentive stock option was exercised or (b) the fair market value at the time of such disposition exceeds (2) the incentive stock option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as long or short-term capital gain, depending upon the length of time the shares have been held. The use of stock acquired through exercise of an incentive stock option to exercise an incentive stock option will constitute a disqualifying disposition if the applicable holding period requirement has not been satisfied.

Consequences to Employees: Non-Statutory Stock Options. No income is recognized by a holder of a non-qualified stock option at the time a non-qualified stock option is granted. In general, at the time shares of common stock are

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issued to a holder pursuant to exercise of a non-qualified stock option, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.

A holder will recognize gain or loss on the subsequent sale of common stock acquired upon exercise of a non-qualified stock option in an amount equal to the difference between the selling price and the tax basis of the common stock, which will include the price paid plus the amount included in the holder's income by reason of the exercise of the non-qualified stock option. Provided the shares of common stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

Consequences to ADS Media: Incentive Stock Options. We will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an incentive stock option. There are also no federal income tax consequences to us as a result of the disposition of common stock acquired upon exercise of an incentive stock option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, we will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee as ordinary income.

Consequences to ADS Media: Non-Qualified Stock Options. Generally, we will be entitled to a deduction for federal income tax purposes in the year and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of a non-qualified stock option.

Restricted Stock. Generally, a participant in the Plan will not be taxed upon the grant or purchase of restricted stock that is subject to a "substantial risk of forfeiture," within the meaning of Section 83 of the Code, until such time as the restricted stock is no longer subject to the substantial risk of forfeiture. At that time, the participant will be taxed on the difference between the fair market value of the common stock and the amount the participant paid, if any, for such restricted stock. However, the recipient of restricted stock under the Plan may make an election under Section 83(b) of the Code to be taxed with respect to the restricted stock as of the date of transfer of the restricted stock rather than the date or dates upon which the restricted stock is no longer subject to a substantial risk of forfeiture and the participant would otherwise be taxable under Code Section 83. ADS Media will be eligible for a tax deduction as a compensation expense at the time the participant recognizes income equal to the amount of income recognized.

Stock Appreciation Rights. A participant will not be taxed upon the grant of a stock appreciation right. Upon the exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount of cash or the fair market value of the stock received upon exercise. At the time of exercise, ADS Media will be eligible for a tax deduction as a compensation expense equal to the amount that the participant recognizes as ordinary income.

Performance Awards. The participant will have ordinary income upon receipt of stock or cash payable under a performance award, dividend equivalents, deferred stock and stock payments. ADS Media will be eligible for a tax deduction as a compensation expense equal to the amount of ordinary income recognized by the participant.

Section 162(m). Under Code Section 162(m), in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million in any one taxable year. However, under Code Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent Compensation and Human Resources Committee which conforms to certain restrictive conditions stated under the Code and related regulations. The Plan has been structured with the intent that awards granted under the Plan may meet the requirements for "performance-based" compensation under Code Section 162(m). To the extent granted at a fair market value exercise price, options granted under the Plan are intended to qualify as "performance-based" under Section 162(m) of the Code.

Circular 230 Disclosure. IRS Circular 230 requires us to inform you that this proxy statement does not reach a conclusion at a confidence level of at least more likely than not with respect to one or more significant Federal tax issues discussed herein, and with respect to such tax issues, this communication was not written, and cannot be used by you, for the purpose of avoiding Federal tax penalties that could be asserted against you.

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Awards in 2006

The 2006 investment agreement provides that 80% of the total number of shares issuable under the Plan, as limited by the 2006 investment agreement, are to be issued to the two principal executive officers, Clark R. Doyal and James D. Schell. Accordingly, Mr. Doyal and Mr. Schell have each received options to purchase a total of 8,715,597 shares at $0.13 per share pursuant to the Plan. These options expire ten years from the date of grant. They become exercisable on the following schedule:

25% on issuance.
25% on the first anniversary of issuance if the Company meets certain performance goals.
25% on the second anniversary of issuance if the Company meets certain performance goals
25% on the third anniversary of issuance if the Company meets certain performance goals.

In addition to these exercisability requirements, the options issuable to Mr. Doyal and Mr. Schell on the first, second and third anniversary of issuance vest, if at all, 50% when they become exercisable and 50% one year after they become exercisable.

The options that have been issued to Mr. Doyal and Mr. Schell are "non-statutory" stock options which are not qualified for special tax treatment under Section 422 of the Internal Revenue Code.

Equity Compensation Plan Information

The following table contains information regarding equity compensation plans of ADS Media as of December 31, 2005 and September 30, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance
	(a)		(b)		(c)
	12/31/05	9/30/6	12/31/05	9/30/06	12/31/05	9/30/06
Equity compensation plans approved by security holders:
None

Equity compensation plans not approved by security holders
Individual option and warrant grants to employees & consultants: Price range $0.18 - $0.12/share	1,525,661	1,623,319	$0.14	$0.14	-	-
Price range $1.00/share	160,000	160,000	$1.00	$1.00	-	-
2006 Stock Option and Incentive Plan (1), (2)	0	11,431,195	-	$0.13	0	4,357,799

(1) The directors have terminated the previously approved 2002 Stock Option and Incentive Plan. No options or other awards were ever granted under it.

(2) The 2006 Plan is adopted by the board subject to approval by our shareholders at the upcoming meeting to which this proxy statement applies.

(3) Pursuant to the 2006 investment agreement, no more than 40% of the shares issued upon the final closing of the 2006 investment agreement (21,788,994 option shares) can be issued under the Plan without approval of holders of a majority of shares issued pursuant to the 2006 investment agreement, of which 80% are authorized to be issued to

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Our two executive officers, Mr. Doyal and Mr. Schell. The number of shares that can be issued to employees other than the executive officers under the Plan without Roaring Fork investor approval is 4,357,799 shares.

A majority of the shares represented and entitled to vote at the meeting are required to approve the 2006 Stock Option and Incentive Plan.

Proposal 4 - OTHER BUSINESS

At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than those items previously discussed. The enclosed proxy being solicited by the board of directors provides authority for the proxy holders, Clark R. Doyal and James D. Schell, to use their discretion to vote on such other matters as may lawfully come before the meeting, including matters incidental to the conduct of the meeting, and any adjournment thereof.

 The board of directors recommends that you vote FOR the proposal to permit the proxy holders to vote in their discretion on other matters to come before the meeting. A majority of the shares represented and entitled to vote at the meeting are required to approve this proposal.

ADDITIONAL INFORMATION

Outside Auditors

Under rules promulgated under the Sarbanes-Oxley Act of 2002, shareholders no longer ratify the selection of our outside auditing firm, which is now selected by the audit committee of the Board of Directors. Our financial statements for the years ended December 31, 2005 and 2004, have been audited by Sprouse & Anderson, LLP. A representative of the independent accountants will attend the meeting, have the opportunity to make a statement if the representative desires to do so, and be available to answer questions.

Where to Obtain Additional Information

We file annual, quarterly and period reports, proxy statements and other information with the Securities and Exchange Commission using the SEC's EDGAR system. You can find our SEC filings on the SEC's web site, www.sec.gov. You may read and copy any materials that we file with the SEC at its Public Reference Room at 450 5th Street, N.W., Washington, D.C. 20549. Our common stock is traded on Pink Sheet Quotation System under the symbol "ADSM." We use the calendar year as our fiscal year.

A copy of our annual report on Form 10-KSB the fiscal year ended December 31, 2005, is enclosed with this proxy statement.

Proposals by Shareholders - 2007

Any proposal by a shareholder to be submitted for inclusion in proxy soliciting material for the 2007 annual shareholders meeting must be received by our corporate secretary no later than July 23, 2007.

Other Matters

No proposals have been received from shareholders for inclusion in the proxy statement for action at the 2006 annual meeting. We do not know of any matter to be acted upon at the meeting other than the matters above described. However, if any other matter should properly come before the meeting, the proxy holders named in the enclosed proxy will vote the shares for which they hold proxies in their discretion.

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Incorporation of Information by Reference

This proxy statement is accompanied by our Annual Report on Form 10-KSB for the year ended December 31, 2005. We are incorporating by reference our Quarterly Report on Form 10-QSB for the six months ended June 30, 2006. This quarterly report includes important information about our company and our performance, including:

*	Unaudited financial statements for the three and six month periods ending June 30, 2006 and 2005; and
*	Management's discussion and analysis of financial condition and results of operations for each of the above listed periods.

We also incorporate by reference our Current Report on Form 8-K/A filed with the SEC on July 10, 2006, which includes the 2006 investment agreement as an exhibit attached to the report.

Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope.

Date: November _, 2006	By Order of the Board of Directors,

Clark R. Doyal, Chief Executive Officer

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EXHIBIT A

AMENDMENT TO THE ARTICLES OF INCORPORATION

OF

ADS MEDIA GROUP, INC.

The undersigned, being President of ADS Media Group, Inc. (the "Corporation"), a corporation organized and existing under the Revised Business Corporation Act of the State of Utah, hereby certifies that pursuant to Sections 16-10a-1006 and 1008 of the Revised Business Corporation Act of the State of Utah, Article IV of the Articles of Incorporation of the Corporation is amended to read as follows:

ARTICLE IV
CAPITALIZATION

          The Corporation is authorized to issue 100,000,000 shares of common stock, par value $0.001 per share. The Corporation is also authorized to issue 10,000,000 shares of preferred stock, par value $0.001 per share. The Board of Directors of the Company shall establish the specific terms, rights, voting privileges and preferences of such preferred stock, or any series thereof; provided, that issuance of nonvoting equity securities is prohibited. Cumulative voting by the shareholders of the Corporation at any election for Directors is prohibited.

          Effective upon the approval of this Amendment and filing with the Secretary of State of Utah (the "Effective Time"), each ___ {Number to be inserted by board of directors} shares of the Corporation's common stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be converted into one share of new common stock, par value $0.001 per share, of the Corporation. No fractional shares will be issued and, in lieu thereof, the holding of each holder of common shares who would be entitled to receive a fractional share shall have their holdings rounded up to the next whole share of common stock.

          Effective upon the approval of this Amendment and filing with the Secretary of State of Utah (the "Effective Time"), each ___ {Number to be inserted by board of directors} of the Corporation's preferred stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be converted into one share of new preferred stock, par value $0.001 per share, of the Corporation. No fractional shares will be issued and, in lieu thereof, the holding of each holder of common shares who would be entitled to receive a fractional share shall have their holdings rounded up to the next whole share of common stock.

Shareholders holding ____________ of the 54,403,574 shares authorized to vote at the annual meeting held on __________, 2006, approved the 1 for __ reverse stock split.

All five directors of the Corporation approved the 1 for __ reverse stock split at the annual meeting of directors on __________, 2006.

IN TESTIMONY WHEREOF, ADS Media Group, Inc., has caused this Statement to be signed by its Chief Executive Officer and its Secretary on ________, 2006.

ADS MEDIA GROUP, INC.

By:
Clark R. Doyal, Chief Executive Officer

ATTEST:

James D. Schell, Secretary
A-1

EXHIBIT B

Table of Contents

1.	Purposes of this Plan	1
2.	Definitions	2
3.	Administration	4
4.	Shares Subject To the Plan	5
5.	Eligibility	5
6.	Option Provisions	6
7.	Terms of Stock Bonuses and Purchases of Restricted Stock	8
8.	Stock Appreciation Right	8
9.	Cancellation and Re-Grant Of Options	9
10.	Covenants of the Company	10
11.	Use of Proceeds from Stock	10
12.	Miscellaneous.	10
13.	Adjustments Upon Changes in Stock	12
14.	Amendment of the Plan and Stock Awards	13
15.	Termination or Suspension of the Plan	13
16.	Effective Date of Plan	14

Amended and Restated
ADS Media Group, Inc.
2006 Stock Option and Incentive Plan

       This Amended and Restated Plan is a complete substitute for the 2006 Stock Option and Incentive Plan originally adopted by the Board of Directors of the Company as of June 16, 2006. The only amendment is to revise the maximum number of Stock Awards that may be granted under the Plan to be consistent with the original intent of the Company.

       The Company adopted the 2006 Stock Option and Incentive Plan in order to provide a means by which selected Employees, Directors of, and Consultants to the Company, or its Affiliates, could receive options to purchase Common Stock of the Company, and other equity interests in the Company. Subject to the approval of the stockholders of the Company, the Company has initiated the 2006 Stock Option and Incentive Plan in the form contained here in order to provide a means by which options, stock bonuses, rights to purchase restricted stock and stock appreciation rights could be received by such individuals.

1. Purposes of this Plan

       The purpose of the Plan is to provide a means by which selected Employees and Directors of, and Consultants to the Company, or its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of: (i) Incentive or Nonstatutory Stock Options, (ii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

       The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors of, or Consultants to the Company, or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

       The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated under Subsection 3(b)(v) be either: (i) Options granted pursuant to Section 6, (ii) Stock Bonuses or Rights to purchase restricted stock granted under Section 7, or (iii) Stock Appreciation Rights granted under Section 8. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued under Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

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2. Definitions

Affiliate means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and 424(f) of the Code.

Board means the Board of Directors of the Company.

Cause means the occurrence of any of the following: (i) conviction of the Covered Service Provider of any felony involving fraud or act of dishonesty against the Company or Affiliate; (ii) conduct by the Covered Service Provider which, based upon good faith and reasonable factual investigation and determination of the Company (or, if the Covered Service Provider is a named executive officer of the Board as defined in Item 402(a)(3) of Regulation S-K of the Securities and Exchange Commission,), demonstrates gross unfitness to serve; (iii) intentional, material violation by the Covered Service Provider to the Company or Affiliate, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to the Covered Service Provider describing the nature of such event and the Covered Service Provider shall thereafter have thirty (30) days to cure such event; or (iv) the violation by a Covered Service Provider of the provisions of any non-competition agreement, confidentiality agreement, or proprietary rights agreement.

Change in Control means: (i) a dissolution, liquidation or sale of substantially (fifty percent (50%) or greater) all of the of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; (iii) a reverse merger in which the Company is the surviving corporation; or (iv) over fifty percent (50%) of the Board of Directors are newly appointed within any consecutive twelve (12) month period.

Code means the Internal Revenue Code of 1986, 26 U.S.C. 1, et. seq., as amended.

Committee means a committee appointed by the Board under Subsection 3(B)(5) of this Plan.

Common Stock means the common stock, par value $0.001 per share of the Company.

Company means ADS Media Group, Inc., a Utah corporation.

Concurrent Stock Appreciation Right or Concurrent Right means a right granted under Section 8 of the Plan.

Consultant means any individual, partnership, limited liability company, corporation, joint stock company, trust, joint venture, association or un-incorporated organization, or other form of business organization, including advisors and service providers, engaged by the Company or an Affiliate to render services and who is compensated for such services. However, Consultant shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

Constructive Termination means that a Covered Executive voluntarily terminates his or her service after any of the following are undertaken without the Covered Executive's express written consent: (i) the assignment to the Covered Executive of any duties or responsibilities which result in any diminution or adverse change of the Covered Executive's position, responsibility, authority, status, circumstances or scope of service as in effect immediately prior to a Change in Control of the Company, or a change in the Covered Executive's title or office as in effect immediately prior to a Change in Control of the Company, or any removal of the Covered Executive from or any failure to re-elect the Covered Executive to any of such positions, except in connection with the termination of the Covered Executive's service on account of death, disability, retirement, for Cause, or any voluntary termination of service by the Covered Executive, other than Constructive Termination; (ii) a reduction by the Company in the Covered Executive's annual base compensation; (iii) any failure by the Company to continue in effect any benefit plan or arrangement, including incentive plans or plans to receive securities of the Company, in which the Covered Executive is participating or entitled under an employment agreement at the time of a Change in Control of the Company, or the taking of any action by the Company which would adversely affect the Covered Executive's participation in or reduce the Covered Executive's benefits or deprive the Covered Executive of any fringe benefit enjoyed by the Covered Executive at the time of a Change in Control of the Company, provided, however, that the Covered Executive may not incur a Constructive Termination following a Change in Control of the Company if the Company offers a range of benefit plans and programs which, taken as a whole, are comparable to the benefit plans and programs available to the Covered Executive immediately preceding a Change in Control; (iv) a relocation of

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the Covered Executive or relocation of the Company's offices to a location more than twenty five(25) miles from the location at which the Covered Executive performed his or her duties prior to a Change in Control of the Company, except for required travel by the Covered Executive on the Company's or any Affiliate's business to an extent substantially consistent with the Covered Executive's business travel obligations at the time of a Change in Control of the Company;(v) any breach by the Company of any provision of this Plan; or,(vi) any failure by the Company to obtain an assumption of this Plan by any successor or assign of the Company.

Continuous Status as an Employee, Director, or Consultant means the employment of an Employee or relationship as a Director of or Consultant to the Company is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

Covered Executive means the Company's chief executive officer the other compensated officers of the Company for whom total compensation is required to be reported to the Company stockholders under the Exchange Act, as determined for the purposes of Section 162(m) of the Code.

Covered Service Provider means Employees of the Company or an Affiliate, members of the Board of Directors of the Company or an Affiliate, and Consultants providing services to the Company or an Affiliate, as of the occurrence of a transaction or event constituting a Change in Control.

Covered Termination means either an involuntary termination without Cause or a Constructive Termination.

Director means a member of the Board.

Non-Employee Director shall have the meaning contained in SEC Rule 16b3-3(b)(3)(i)..

Employee means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a directors' fee by the Company shall be sufficient to constitute "employment" by the Company.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value means, as of any date, the value of the Common Stock of the Company determined as follows:

       1.       If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market (NASDAQ), the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

       2.       If the Common Stock is quoted on the Nasdaq National Market (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

3. In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

Incentive Stock Option means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

Independent Stock Appreciation Right means a right granted pursuant to Section 8 of the Plan.

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Nonstatutory Stock Option means any option to purchase Common Stock under this Plan that does not qualify as an Incentive Stock Option (including any option to purchase Common Stock originally designated as or intended to qualify as an Incentive Stock Option).

Officer means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

Option means a stock option granted pursuant to the Plan.

Option Agreement means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

Optionee means any Employee, Director, or Consultant who holds an outstanding Option.

Outside Director means a Director who (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the treasury regulations, adopted by the Treasury in respect of the Code), (ii) is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), (iii) was not an officer of the Company or an "affiliated corporation" at any time, (iv) and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (v) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

Plan means this ADS Media Group, Inc., 2006 Stock Option and Incentive Plan, as hereby amended and restated.

Rule 16b-3 means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, and in effect when discretion is being exercised with respect to the Plan.

Securities Act means the Securities Act of 1933 (or any successor), as amended from time to time.

Stock Appreciation Right means any of the various types of rights that may be granted under Section 8 of the Plan.

Stock Award means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

Stock Award Agreement means a written agreement between the Company and a holder of a Stock Award, evidencing the terms and conditions of an individual Stock Award, and includes an Option Agreement, a stock bonus or restricted stock purchase agreement. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

Tandem Stock Appreciation Right or Tandem Right means a right granted under Section 8 of the Plan.

3. Administration

A. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Subsection 3(B)(5).

B. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

       1.       To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; the types and combinations of Stock Awards; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person;

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       2.       To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

3. To amend the Plan or a Stock Award as provided in Section 14;

4. Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company; and

       5.       The Board may delegate administration of the Plan to a Committee composed of not less than one (1) member, all of the members of which Committee shall be Non-Employee Directors. If the Board delegates administration to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board (and references in this Plan to the Board shall include the Committee). However, this delegation by the Board is subject to such resolutions, adopted from time to time by the Board, that are consistent with the provisions of the Plan. The Board may abolish the Committee at any time and revest the administration of the Plan in the Board. The Committee's administration may include the authority to grant Stock Awards to eligible persons who at the time of the Award:

a. Are not subject to Section 16 of the Exchange Act; and/or

                 b.       Are either (i) not Covered Executives and not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code.

C.       Any requirement that an administrator of the Plan be a Non-Employee Director shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Non-Employee Director shall otherwise comply with the requirements of Rule 16b-3.

4. Shares Subject To the Plan

A.       Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the aggregate stock that may be issued pursuant to Stock Awards shall not exceed 21,788,992 shares, provided, that the Company has agreed not to issue Stock Awards in excess of 40% of the Company's Common Stock outstanding immediately after the final closing of the securities offering made pursuant to the Amended and Restated Common Stock and Warrant Purchase Agreement originally entered by the Company on June 16, 2006 without the consent of the Purchasers in that offering. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

B. The stock subject to the Plan may be unissued Common Stock or reacquired Common Stock, bought on the market or otherwise.

5. Eligibility

A.       Stock Awards may be granted only to Employees, Directors, or Consultants as designated by the Board, or Committee, provided however that only Employees of the Company or an Affiliate may be granted Incentive Stock Options and Stock Appreciation Rights.

B.       A Director shall in no event be eligible for the benefits of the Plan unless, at the time discretion is exercised in the selection of the Director as a person to whom Stock Awards may be granted, or in the determination of the number of shares of Common Stock which may be covered by Stock Awards granted to the Director:(i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Non-Employee Directors; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise

5

comply with the requirements of Rule 16b-3. This subsection 5(b) shall not apply if the Board or Committee expressly declares that it shall not apply.

C. Subject to the provisions of Section 13 (Adjustments Upon Changes in Stock), no Incentive Stock Options shall be granted to any Optionee if:

          1.       The Common Stock covered by any Incentive Stock Options (and any incentive stock options granted under any other plans of the Company or its Affiliate) has an aggregate Fair Market Value in excess of $100,000.00;

2. In any calendar year, such exercise constitutes a first-time exercise by that individual; and

          3.       at the time of grant, the grantee owns or is deemed to own (under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates. However, if the exercise price of such Incentive Stock Option is at least one hundred ten per cent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant, such grantee shall be eligible for the grant of the Incentive Stock Option.

       For this purpose, the Fair Market Value of the Shares shall be determined as of the dates on which the Incentive Stock Options are granted. It is intended that the limitation on Incentive Stock Options provided in this Subsection 5.C be the maximum limitation on Stock Options that may be considered Incentive Stock Options pursuant to the Code.

6. Option Provisions

       Each Optionee shall enter into an Option Agreement with the Company setting forth the terms and conditions for the Options granted. In the event that any Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option, either because of its provisions, the failure of the stockholders of the Company to authorize the issuance of Incentive Stock Options, the time or manner of its exercise or otherwise, such Option, or portion thereof which does not qualify, shall be deemed to constitute a Nonstatutory Stock Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

A. Term: No Option shall be exercisable after the expiration of ten (10) years from the date granted.

B. Price: The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

C. Consideration: The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either:

1. In cash at the time the Option is exercised; or

2. At the discretion of the Board or the Committee, at the time of the grant of the Option,

a. By delivery to the Company of other Common Stock of the Company,

                   b.       According to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d); or

                   c.       In any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

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D.       Transferability: An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Option Agreement does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

E.       Vesting: The total number of shares Common Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.

F.       Termination of Employment or Relationship as a Director or Consultant: In the event an Optionee's Continuous Status as an Employee, Director, or Consultant terminates (other than upon the Employee's, Director's, or Consultant's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of:

1. The date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (or such longer or shorter period specified in the Option Agreement), or

          2.       The expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan, or

3. The date specified in any written agreement approved by an approved officer of the Company.

G.       Disability of Optionee: In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

H.       Death of Optionee: In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of:

1. The date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or

2. The expiration of the term of such Option as set forth in the Option Agreement.

          3.       If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance

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under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

7. Terms of Stock Bonuses and Purchases of Restricted Stock

       Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

A.       Purchase Price: The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than one hundred percent (100%) of the Fair Market Value of the stock on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

B.       Transferability: No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

C. Consideration: The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either:

1. In cash at the time of purchase;

2. At the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or

3. In any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion.

       Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

D.       Vesting: Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

E.       Termination of Employment or Relationship as a Director or Consultant: In the event of the Continuous Status as an Employee, Director or Consultant with the Company terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by such Employee, Director or Consultant which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such Employee, Director or Consultant.

8. Stock Appreciation Rights

A.       The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees, Directors, or Consultants. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award

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Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). Except as provided in subsection 5(d), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

B. Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          1.       Tandem Stock Appreciation Rights: Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

          2.       Concurrent Stock Appreciation Rights: Concurrent Stock Appreciation Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Stock Appreciation Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Stock Appreciation Right pertains. The appreciation distribution payable on an exercised Concurrent Stock Appreciation Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Stock Appreciation Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Stock Appreciation Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Stock Appreciation Rights appurtenant to them over(B) the aggregate exercise price paid for such shares.

          3.       Independent Stock Appreciation Rights: Independent Stock Appreciation Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. Independent Stock Appreciation Rights shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Stock Appreciation Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Stock Appreciation Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Stock Appreciation Right, and with respect to which the holder is exercising the Independent Stock Appreciation Right on such date, over (B) the aggregate Fair Market Value(on the date of the grant of the Independent Stock Appreciation Right) of such number of shares of the Company's stock. The appreciation distribution payable on the exercised Independent Stock Appreciation Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Stock Appreciation Right.

9. Cancellation and Re-Grant of Options

A. The Board or the Committee shall have the authority to effect, at any time and from time to time,

1. The re-pricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or

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          2.       With the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value or, in the case of a 10% stockholder, not less than one hundred ten percent(110%) of the Fair Market Value per share of stock on the new grant date.

B.       Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5.C of the Plan. The re-pricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right. In the event of such re-pricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5.C of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10. Covenants of the Company

A. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

       B.       The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11. Use of Proceeds from Stock

Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12. Miscellaneous.

A.       Acceleration: The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6.E, 7.D or Section 8, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

B.       Not a Stock Holder: Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6.D, 7.B, or Section 8 shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

C.       No Right to Employment or Continuation of Relationship: Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, or other holder of Stock Awards, any right to continue in the employ of the Company or any Affiliate, or to continue acting as a Director of or Consultant to the Company or an Affiliate, or shall affect the right of the Company or any Affiliate to terminate the employment of an Employee or relationship as a Director or Consultant, or other holder of Stock Awards, with or without cause.

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D.       Limitation on Incentive Stock Options: To the extent that the aggregate Fair Market Value, as determined at the time of grant, of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

E.       Written Assurances: The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6.D, 7.B or Section 8, as a condition of exercising or acquiring stock under any Stock Award;

          1.       To give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and

          2.       To give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such persons own account and not with any present intention of selling or otherwise distributing the stock.

The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

F.       Taxes: To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state, provincial or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means:(1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

G.       Choice of Law: The validity, construction and effect of this Plan and any rules and regulations relating to this Plan shall be determine in accordance with the laws of the State of Texas, without giving effect to the conflict of laws principles thereof.

H.       Severability: If any provision of this Plan or any Stock Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any individual or Stock Award, or would disqualify this Plan or any Stock Award under any law deemed applicable by the Committee or the Board, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Committee or the Board, materially altering the intent of this Plan or the Stock Award, such provision shall be stricken as to such jurisdiction, individual or Stock Award and the remainder of this Plan and any such Stock Award shall remain in full force and effect.

I.       Fractional Shares: No fractional shares shall be issued or delivered pursuant to this Plan or any Stock Award, and the Committee or the Board shall determine, in its sole discretion, whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated

J. Headings: Headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or

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relevant to the construction or interpretation of this Plan or any provision thereof.

K.       No Limitation Upon the Rights of the Company: The grant of a Stock Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.

L.       Limitation of Liability: The Company shall not be liable for damages due to delay in the issuance, delivery or transfer of any Stock Award or any stock issuable in connection with such Stock Award or any Stock Award Agreement, letter, instrument or certificate evidencing such Stock Award for any reason whatsoever, including, but not limited to, a delay caused by the listing requirements of any securities exchange or automated quotation system or any registration requirements under the Securities Act, the Exchange Act , or under any other state of federal law, rule or regulation.

M.       Compliance With Securities and Other Laws: As a condition to the issuance or transfer of any Stock Award or any security issuable in connection with such Stock Award, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that (a) such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws and (b) such issuance and/or transfer will not be in violation of the rules and regulations of any securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading. Further, the Company may refrain from issuing, delivering or transferring any Stock Award or any security issuable in connection with such Stock Award until the Committee or the Board has determined that such issuance, delivery or transfer will not violate applicable securities laws and that the recipient has tendered to the Company any federal, state or local tax owed as a result of such issuance, delivery or transfer, when the Company has a legal liability to satisfy such tax obligation. The Company shall not be liable for damages due to delay in the issuance, delivery or transfer of any Stock Award or any security issuable in connection with such Stock Award or any agreement, instrument or certificate evidencing such Stock Award or security for any reason whatsoever, including, but not limited to, a delay caused by the listing requirements of any securities exchange or automated quotation system or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. The Company is under no obligation to take any action or incur any expense to register or qualify the issuance, delivery or transfer of any Stock Award or any security issuable in connection with such Stock Award under applicable securities laws or to perfect any exemption from such registration or qualification or to list any security on any securities exchange or automated quotation system. Furthermore, the Company will have no liability to any person for refusing to issue, deliver or transfer any Stock Award or any security issuable in connection with such Stock Award if such refusal is based upon the foregoing provisions of this Section 12. As a condition to any issuance, delivery or transfer of any Stock Award or any security issuable in connection with such Stock Award, the Company may place legends on any agreement, instrument or certificate evidencing such Stock Award or security, issue stop transfer orders with respect thereto and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with applicable laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the recipient of such Stock Award or security to the effect that such recipient is acquiring such Stock Award or security solely for investment and not with a view to distribution and that no distribution of the Stock Award or the security will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel to the Company, such registration is unnecessary.

13. Adjustments upon Changes in Stock

A.       If any change is made in the Common Stock which are the subject of the Plan, or any stock subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan will be appropriately adjusted in the class (es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards.

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B.       In the event of a Change of Control, any surviving corporation shall (i) assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by the Officers and Directors, the time during which such Stock Awards may be exercised shall be accelerated prior to the transaction closing date and fully exercisable and the Stock Awards terminated if not exercised prior to such Change of Control event.

C.       Notwithstanding any other provision of this Plan, with respect to any Covered Executive, if such Covered Executive's continuous service with the Company or an Affiliate is terminated by a Covered Termination within eighteen (18) months of the date of the Change in Control, then any Stock Awards held by such Covered Executive shall immediately become fully vested and exercisable, and any repurchase right by the Company or any Affiliate with respect to any Common Stock covered by such Stock Awards shall immediately lapse.

14. Amendment of the Plan and Stock Awards

A.       The Board at any time, and from time to time, may amend the Plan; provided, that the Board may not amend the Plan to increase the number of shares of Common Stock that may be issued pursuant to Stock Awards until the expiration of two years from adoption of the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

1. Increase the number of shares reserved for Stock Awards under the Plan;

          2.       Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

          3.       Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

B.       The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the Code Regulations regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

C.       It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors, or Consultants with the maximum benefits provided under the provisions of the Code Regulations relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

D.       Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

D.       The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15. Termination or Suspension of the Plan

A.       The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on June 16, 2016, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

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B.       Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16. Effective Date of Plan

       The Plan shall become effective as determined by the Board, but no Incentive Stock Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

ADS MEDIA GROUP, INC. PROXY FOR 2006 ANNUAL MEETING OF SHAREHOLDERS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Clark R. "Dub" Doyal and James D. "Jim" Schell, and each of them, as Proxies with full power of each to appoint their substitutes, and hereby authorize them to represent and to vote, as designated below, all the shares of stock of ADS Media Group, Inc., held of record by the undersigned on November 13, 2006, at the Annual Meeting of Shareholders to be held at 300 Convent St., Suite 900, San Antonio, Texas 78205, on December 27, 2006, at 10:00 a.m. (C.D.T.).

1. Election of Directors.

( ) FOR all nominees listed below (except as indicated).

( ) WITHHOLD authority to vote for all nominees.

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Dub Doyal	Jim Schell	Gary Davis	James Mickey	Bryceon Sumner
2. To approve the Reverse Stock Split.

( )	For	( )	Against	( )	Abstain

3. To approve the 2006 Employee Stock Option and Incentive Plan.

( )	For	( )	Against	( )	Abstain

4. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.
( )	For	( )	Against	( )	Abstain

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1-4.

Please sign and date this Proxy. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please indicate your full title. Proxies received in this office later than 5:00 p.m. on December 26, 2006, will not be voted upon unless the shareholders are present to vote their shares. Please mark, sign, date and return the Proxy Card PROMPTLY.

Dated:

Signature	Signature if held jointly
PROXY CARD